UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Reference is made to the description of the License and Exclusive Distribution Agreement, or License Agreement, dated as of December 24, 2025 between Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” and the “company”) and NeoImmuneTech, Inc. (KOSDAQ: 950220.KQ), or NIT, reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2025, which description is incorporated herein, pursuant to which we granted NIT an exclusive (including as to Emmaus) license to all our rights to market, sell and distribute Endari® (prescription grade L-glutamine oral powder) and any generic equivalents, or the Products, in sickle cell disease, or the Field, in the U.S. and its territories and possession and Canada, referred to as the Territory. On March 2, 2026, Emmaus and NIT entered into the Exclusive Supply Agreement contemplated by the License Agreement. Subject to the occurrence of the “Effective Date” of the License Agreement, pursuant to the Exclusive Supply Agreement we will agree to supply exclusively to NIT, and NIT will agree, subject to certain exceptions, to purchase exclusively from us all of NIT’s requirements for the Products under the License Agreement at a purchase price based upon our cost of production plus a specified double digit percentage margin.

The Effective Date of the License Agreement is subject to NIT’s obtaining the necessary regulatory approvals and licensing to sell and distribute the Product and other specified conditions, and there is no assurance that the Effective Date will occur. The License Agreement may be terminated by either party if the Effective Date does not occur by October 1, 2026 unless the failure to occur is due to our wrongful acts.

The foregoing descriptions of certain material terms of the License Agreement and of the material terms of the Exclusive Supply Agreement are not complete and are qualified by reference to the full text of the same, copies of which will be filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the three months ended March 31, 2026, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2026	Emmaus Life Sciences, Inc.

	By:	/s/ WILLIS LEE
Willis Lee
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
104	Cover Page Interactive Date File (embedded within Inline XBRL document)

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